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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE WARBURG PINCUS TRUST

                      GLOBAL TELECOMMUNICATIONS PORTFOLIO

The following information modifies certain information contained in the portfolio's Statement of Additional Information.

The portfolio may seek to realize additional gains through short sales. In a short sale, the portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the portfolio must arrange through a broker to borrow the securities and, in so doing, the portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the portfolio is required to pay in connection with a short sale.

The portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

The current market value of securities sold short (excluding short sales "against the box") will not exceed 10% of the portfolio's net assets.

Dated: June 18, 2001